                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation in the Registration Statement of SolutionsAmerica, Inc. on Form SB-2 of our report dated June 9, 2000, except for
Note 8 which is as of August 17, 2000.





GROBSTEIN, HORWATH & COMPANY LLP
Sherman Oaks, California
September 14, 2000